Exhibit 10.2


                                   CULP, INC.

                                OPTION AGREEMENT

      Notice is hereby given of the following option grant (the "Option") to purchase shares of Common Stock of Culp, Inc. (the "Company") to the undersigned individual. Capitalized terms used but not otherwise defined herein shall have the same meanings given them in the Culp, Inc. 2007 Equity Incentive Plan (the "Plan"). The terms of the Option are as follows:

      Optionee:
      --------

      Option Grant Date:
      -----------------

      Exercise Price:  $(   )
      --------------

      Number of Option Shares:
      -----------------------

      Option Expiration Date:
      ----------------------

      Type of Option:
      --------------

      Option  Subject to Plan.
      -----------------------
                                The Optionee  acknowledges  and agrees that this
Option is subject to the terms and conditions of the Plan, which are incorporated herein by reference. The Optionee hereby acknowledges that he or she has previously been provided with a copy of the Plan.

      Exercise  of  Option.
      --------------------
                             This  Option  must  be  exercised  by  signing  and
delivering to the Company an Option Exercise Form, a copy of which may be obtained from the Company. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

      TRANSFER  RESTRICTIONS.
      ----------------------
                                 THE  OPTIONEE  HEREBY  ACKNOWLEDGES  AND AGREES
THAT THIS OPTION IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SPECIFIED IN THE PLAN.

      No Employment or Service  Contract.
      ----------------------------------
                                           Nothing in this Notice or in the Plan
shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee to terminate the Optionee's Service at any time for any reason, with or without cause.


                                   CULP, INC.

                                    By:
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                                    OPTIONEE

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